EXHIBIT 10.17



                                 March 28, 2005


KSW, Inc.
37-16 23rd Street
Long Island City, New York 11101

Gentlemen:

           We are pleased to advise you that Fleet National Bank, a Bank of America company (the "Bank") holds available for the use of KSW, Inc., a Delaware corporation (the "Company") a partially secured line of credit in the amount of up to TWO MILLION AND 00/100 DOLLARS ($2,000,000.00) upon the following terms and conditions:

           1. Facility. (a) A line of credit facility (the "Line") available for short-term loans to the Company to support temporary working capital needs for contracts in process (collectively, the "Loans"), provided that the aggregate principal amount at any time outstanding shall not exceed the lesser of $2,000,000.00 or the Collateral Value, as hereinafter defined, of the Investment Securities held in the Collateral Account, each as hereinafter defined.

                     (b) Loans shall be extended upon the Company's prior written notice to the Bank (duly executed by an authorized officer of the Company), such notice to be in a form satisfactory to the Bank which may be accomplished by facsimile transmission. Each such notice shall be accompanied by detailed information satisfactory in all respects to the Bank regarding (if applicable) the proposed uses by the Company for the proceeds of any Loan then being requested. Such notice shall be given at least one Business Day prior to any requested Prime Based Loan, as hereinafter defined, and at least three Business Days prior to any requested LIBOR Based Loan, as hereinafter defined. Such notice shall specify whether the requested Loan is a Loan under the secured portion of this Line or the unsecured portion of same. The Bank shall not be obligated to advance any Loans under this Line while the Company is in default hereunder.

           2. Credit Period. The Line shall be available for the period commencing with the date of the Company's acceptance and satisfaction of the terms hereof and ending April 1, 2006 (the "Credit Period"). All Loans shall mature on the last day of the Credit Period.

           3. Clean-up Requirement. Notwithstanding the foregoing, during a single clean up period elected by the Company comprised of any thirty (30) consecutive days during the Credit Period there shall be no unsecured Loans outstanding under the Line.

KSW, Inc.    -2-    March 28, 2005


           4. Interest and Fees. The Bank shall charge and shall be entitled to receive the following (which amounts, together with any other amounts owing by the Company to the Bank, may be charged to any demand deposit account maintained by the Company with the Bank):

                     (a)(i) For that portion of the Loans fully secured by the Collateral Requirement without reference to any Excess, as hereinafter defined: Loans shall bear interest at a rate per annum to be elected by the Company in accordance with the notice provisions in 1(b) above (at the Company's option subject to availability) equal to the following: (y) the Prime Rate, as defined in Schedule I attached hereto plus one-quarter of one (.25%) percent (the "Variable Rate"), or (z) the LIBOR Rate, as defined in Schedule I attached hereto, plus one and one-quarter (1.25%) percent per annum (the "Adjusted LIBOR Rate")

                     (ii) For Loans, if any, expressly authorized by the terms hereof, in excess of the Collateral Requirement, a rate of interest equal to the Variable Rate plus three-quarters of one (.75%) percent ("Variable Rate Unsecured", together with the Variable Rate Loans hereinafter, the "Prime Based Loans") or (z) the Adjusted LIBOR Rate plus one and one-quarter (1.25%) percent ("Adjusted LIBOR Rate Unsecured", together with the Adjusted LIBOR Rate Loans, the "LIBOR Based Loans").

                     (iii) In determining whether a Loan is fully secured, reference shall be made to the last available account statement for the Collateral
Account.

                     (b) LIBOR Based Loans shall be available for an interest period of one month (the "Interest Period"). In no event shall any LIBOR Based Loan Interest Period continue beyond the expiration of the Credit Period. Loans shall be in minimum amounts of $100,000.00 with respect to Prime Based Loans and $250,000.00 with respect to LIBOR Based Loans, or an integral multiple of $100,000 in excess thereof. The outstanding principal balance of any Loan may be converted from a Prime Based Loan to a LIBOR Based Loan, or from a LIBOR Based Loan to a Prime Based Loan, provided that LIBOR Based Loans may only be converted on the last day of the Interest Period applicable thereto and the required prior notice must be provided in connection with the conversion of a Prime Based Loan to a LIBOR Based Loan. Loans under the Line shall be evidenced by a note in an amount equal to the maximum aggregate amount of Loans hereunder (the "Note"). The Note shall contain standard provisions with regard to LIBOR Based Loans for illegality, inability to determine rate, indemnification for break funding, and increased cost or reduced return.

                     (c) Interest shall be computed on the basis of a 360-day year for actual days elapsed and shall be payable monthly in arrears on the first day of each month.

                     (d) If the entire amount of any required principal and/or interest payment under the Loans is not paid in full within ten (10) days after the same is due, the Company shall pay to the Bank a late fee equal to five (5%) percent of the required payment. Upon default or after maturity or after judgment has been rendered, or if any Event of Default has occurred and is

KSW, Inc.    -3-    March 28, 2005


continuing, the Company's right to select pricing options shall cease and the unpaid principal of all Loans (excluding any defaulted payment of principal accruing interest in accordance with the preceding sentence) shall, at the option of the Bank, bear interest at a rate which is four (4) percentage points per annum greater than the otherwise applicable rate.

                     (e) Loans may be prepaid in whole or in part in a minimum amount of $250,000.00 for LIBOR Based Loans and $100,000.00 for Prime Based Loans, provided however, that any prepayment of any LIBOR Based Loan shall be upon at least three (3) Business days prior written notice to the Bank (which notice shall be irrevocable) and any such prepayment shall occur only on the last day of the Interest Period for such LIBOR Based Loan and is subject to the LIBOR Indemnification Provisions described on Schedule I attached hereto.

                     (f) An underwriting fee of $5,000.00 and all reasonable fees and disbursements of the Bank's counsel in connection with the preparation of any documentation, enforcement of the Bank's rights or otherwise in connection with the Line, are due upon presentment of an invoice therefor.

           5. Guarantee. All obligations of the Company owing to the Bank under the Line shall be unconditionally guaranteed by KSW Mechanical Services, Inc. (the "Guarantor") pursuant to the Bank's standard form of guarantee of payment (the "Guarantee").

           6. Collateral. (a) Loans under the Line shall be secured by a first priority security interest in all investment securities (the "Investment Securities") in an account owned by the Company and held with the Bank (the "Collateral Account"). The Company will covenant to maintain a minimum amount of Investment Securities in the Collateral Account equal to the "Collateral Requirement", as hereinafter defined. The Collateral Requirement shall mean that the (i) product of the applicable percentage advance rate indicated on the attached Schedule II multiplied by the aggregate fair market value of each corresponding type or category of Investment Securities indicated therein and held in the Collateral Account plus the Applicable Excess, if any, shall be at least equal to (ii) the aggregate principal amount of the Loans. The Applicable Excess, if any, shall be determined by reference to the Grid set forth below.

KSW, Inc.    -4-    March 28, 2005


Applicable           Consecutive Profitable                  Minimum TNW          Unencumbered Cash
Excess                   Fiscal Quarters                   at end of period        at end of period
-----------               after 9/30/04                    ----------------        ----------------
                          -------------
$300,000                      2                               $6,900,000                $550,000

$750,000                      3                               $7,200,000                $700,000

$850,000                      4                               $7,400,000                $850,000


           The Applicable Excess shall be established beginning with the fiscal quarter ended March 31, 2005, provided the Company has achieved two (2) consecutive profitable quarters as at the end of such quarter and has continued to achieve profitable quarters as at the end of each subsequent quarter thereafter and the Company has achieved, as at the end of the relevant quarter, the corresponding minimum TNW, as hereinafter defined, and minimum Unencumbered Cash, as hereinafter defined, each as indicated in the Grid above, as at the end of the corresponding period. The Applicable Excess shall be effective for the Applicable Excess Period as determined by reference to the Company's corresponding financial statements indicated in the table below:

      Financial Statements               Applicable Excess Period
      --------------------               ------------------------

      First Fiscal Quarter                      5/15 - 8/15
      Second Fiscal Quarter                     8/16 - 11/15
      Third Fiscal Quarter                      11/16 - 2/28
      Fourth Fiscal Quarter                     3/1 - last day of Credit Period


           If for any reason the Company fails to provide the relevant financial statements by the beginning of the corresponding Applicable Excess Period, the Applicable Excess shall be deemed to be zero.

           As used herein, "Tangible Net Worth" (hereinafter, "TNW") shall mean Total Assets minus the sum of (i) Intangible Assets, and (ii) Total Liabilities. "Total Assets" means total assets determined in accordance with generally accepted accounting principles ("GAAP"). "Intangible Assets" means assets that in accordance with GAAP are properly classifiable as intangible assets including, but not limited to, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights and "soft assets" such as assets due from officers, employees, stockholders, affiliates and related parties. "Total Liabilities" means total Indebtedness determined in accordance with GAAP. "Unencumbered Cash" means presently owned or hereafter acquired or created cash deposits and marketable securities, verified via brokerage and other statements and held in the Company's individual name and capacity.

KSW, Inc.    -5-    March 28, 2005


           7. Mandatory Payments. At any time the Company has knowledge that the aggregate Loans then outstanding under the Line are in excess of the borrowing limitations set forth in 1 (a) hereof, the Company shall then pay such excess to the Bank to be applied against the obligations then outstanding to the Bank in such manner as the Bank in its sole discretion may determine.

           8. Other Conditions. In addition to the foregoing, at all times during the Credit Period and as long as any Loans remain outstanding, the Company shall:

                     (a) Furnish to the Bank:

                                          (i) Within ninety (90) days of the
                               close of its fiscal year, the consolidated balance sheets and related consolidated income statements of the Company as of the last day of and for such fiscal year, each such statement to be prepared in accordance with GAAP consistently applied, such statements to contain schedules of completed contracts and contracts in process and be audited by a firm of independent certified public accountants satisfactory to the Bank;

                                          (ii) Within forty-five (45) days of
                               the close of the first, second and third quarters of the Company's fiscal year throughout the Credit Period, the consolidated balance sheet and related consolidated income statement of the Company as of the last day of and for such quarterly periods, each such statement to be prepared in accordance with GAAP, consistently applied, such statements to contain schedules of completed contracts and contracts in process, and reviewed by a firm of independent certified public accountants satisfactory to the Bank;

                                          (iii) at the same time that the
                               financial statements are provided in
                               subparagraphs (i) and (ii) above, an aging of the accounts receivable and an accounts payable report of the Company, (in a format satisfactory to the Bank), each as of the last day of and for such period. The accounts receivable aging shall include retainage receivables and any allowance for doubtful accounts;

                                          (iv) At the same time as items (i),
                               (ii) and (iii) above are delivered, a schedule of all construction projects in which the Company is then involved and contracts which have been completed during such period (each a "Work-in-Progress Schedule"), in form and substance satisfactory to the Bank and including, without limitation: (A) an identification of each project by name, and (B) the contract price for each such Project (including any change orders), the costs incurred to date, gross profit to date,

KSW, Inc.    -6-    March 28, 2005


                               contract billings to date, costs and estimated earnings in excess of billings and billings in excess of costs and estimated earnings, and costs to complete. The Work-In-Progress Schedule will include contract revenues earned and contract costs for the period reported. Each such semi-annual Work-in-Progress Schedule shall be certified by a duly authorized officer of the Company as being true, correct and complete;

                                          (v) Such other statements and reports
                               as shall be reasonably requested by the Bank.

                     (b) maintain insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company operates and naming the Bank as additional insured and loss payee thereon as its interests may appear.

           9. Special Conditions: The initial funding of the Loans is subject to the following special requirements: (a) the Bank shall have received satisfactory lien, litigation, bank and trade checkings; and (b) the Company will have established its primary operating accounts with the Bank.

           10. Events of Default. Upon the occurrence of any of the following events:

                     (a) the usual credit factors not remaining favorable with respect to the Company in the determination of the Bank, or one or more conditions existing or events occurring which have resulted or may result in a material adverse change in the business, properties or financial condition of the Company, the Guarantor or the Collateral securing the Loans, each as determined in the discretion of the Bank;

                     (b) the Company or the Guarantor failing to perform any condition or obligation described in this line letter or in any other agreement, document or instrument executed and delivered pursuant to or in connection with this agreement within the time periods specified inclusive of any applicable grace or cure period;

                     (c) default beyond any applicable grace or cure period by the Company or the Guarantor under any agreement, document or instrument executed and delivered pursuant to or in connection with this agreement (whether executed prior or subsequent to the date hereof) or in connection with any other obligation then outstanding with the Bank;

                     (d) the Company or the Guarantor defaulting in any payment of principal of or interest on any indebtedness or obligation for borrowed money (other than the Loans) or for the deferred purchase price of property or defaulting in the performance of any other agreement, term or condition contained in any such obligation or in any agreement relating thereto, if the effect of such default is to cause, or to permit the holder or holders of

KSW, Inc.    -7-    March 28, 2005


such obligation (or a trustee on behalf of such holder or holders) to cause, such obligation to become due prior to its stated maturity;

                     (e) the filing by the Company or the Guarantor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, relief as a debtor or other relief under the bankruptcy, insolvency, or similar laws of the United States or any state or territory thereof or any foreign jurisdiction, now or hereafter in effect;

                     (f) the filing against the Company or the Guarantor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, relief as a debtor or other relief under the bankruptcy, insolvency, or similar laws of the United States or any state or territory thereof or any foreign jurisdiction, now or hereafter in effect which remains undismissed, undischarged or unbonded for a period of forty-five (45) days;

                     (g) the making of any general assignment by the Company or the Guarantor for the benefit of creditors;

                     (h) the appointment of a receiver or trustee for the Company or the Guarantor or for any assets thereof, including, without limitation, the appointment of, or taking possession by, a "custodian", as defined in the Federal Bankruptcy Code;

                     (i) if any certificate, statement, representation, warranty or audit heretofore or hereafter furnished by or on behalf of the Company or the Guarantor as an inducement to the Bank to extend any credit to, or for entry into any agreement with, the Company or the Guarantor proves to have been false in any material respect at the time of which the facts therein set forth were stated or certified, or to have omitted any substantial contingency or unliquidated liability or claim against the Company or the Guarantor;

                     (j) rendering against the Company or the Guarantor of a final judgment, decree or order for the payment of money and the continuance of such judgment, decree or order unsatisfied and in effect for a period of forty-five (45) consecutive days without a stay of execution;

                     (k) mortgage or pledge of or creation of a security interest in any assets of the Company without the prior written consent of the Bank other than purchase money security interests and the security interest of the surety providing the bonding program for the Company;

                     (l) the Guarantee or Pledge Security Agreement shall cease to be in effect or the party obligated thereunder shall assert that it has no further obligation to the Bank thereunder.

then, in any such event (each an "Event of Default" and, collectively, the "Events of Default"), any or all of the following actions may be taken: the Bank

KSW, Inc.    -8-    March 28, 2005


may in its sole discretion upon notice to the Company, (i) declare all sums outstanding under the Loans and all indebtedness, obligations and liabilities owing in connection therewith due and payable and the same shall forthwith become due and payable, (ii) curtail or eliminate the Line and/or any or all of the Loans, and (iii) take whatever other action it shall deem appropriate as permitted by applicable law or by any agreement, document or instrument executed and delivered pursuant to or in connection with the Loans, without, in each instance, presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company.

           11. Documentation. The Bank's obligation hereunder shall be subject to preparation and execution of formal documentation acceptable to the Bank and its counsel, which shall include without limitation provisions reflecting the terms hereof, together with such representations, warranties, events of default (including cross default provisions) and other covenants acceptable to the Bank. There shall be no extension of credit hereunder unless and until there shall have been executed documentation acceptable to the Bank, including without limitation, the Line Letter, the Note, the Pledge Security Agreement, the account documentation for the Collateral Account and the Guarantee. It is also a requirement that the Investment Securities have been transferred to the Collateral Account. The Bank shall also be furnished upon the Bank's request with (i) a security agreement questionnaire for the Company in the form provided by the Bank's counsel, (ii) UCC-11 searches for the Company, (iii) certificate of incorporation, bylaws and good standing certificate for the Company and the Guarantor, and (iv) such other items or documentation as requested by the Bank or its counsel to fully effectuate and document the Line and the security therefor.

           12. Legal Opinion. The Company shall furnish the Bank upon request with an opinion of counsel, in form and substance acceptable to the Bank and its counsel, with respect to the Line, the Company and the Guarantor, including any litigation against the Company or the Guarantor.

           13. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company and the Bank and their respective successors and assigns, except that the Company may not assign or transfer any of its rights under this Agreement without the prior written consent of the Bank. The term "Bank" as used herein shall be deemed to include the Bank and its successors, endorsees and assigns.

           14. Governing Law. This letter agreement and each extension of credit hereunder shall be governed by and construed in accordance with the laws of the State of New York and the Company hereby submits to the jurisdiction of the United States Federal Courts and the Courts of the State of New York located in any county or city as selected by the Bank within the State of New York.

IN ANY ACTION, SUIT OR PROCEEDING, IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT, THE NOTE, OR ANY OTHER DOCUMENTS RELATING TO THE LINE, THE COMPANY AND THE BANK MUTUALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY, COUNTERCLAIM AND ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE, OR SPECIAL DAMAGES.

KSW, Inc.    -9-    March 28, 2005


           15. Miscellaneous. The Bank reserves the right to sell participations in the Line to other lenders and the Company agrees that its financial statements and other information submitted to the Bank may be distributed to other potential participants. The Bank shall have the unrestricted right at any time and from time to time, and without the consent of or notice to the Company, to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in the Bank's obligation to lend hereunder and or any or all of the loans held by the Bank hereunder. In the event of any such grant by the Bank of a participating interest to a Participant, whether or not upon notice to the Company, the Bank shall remain responsible for the performance of its obligations hereunder and the Company shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations hereunder. The Bank may furnish any information concerning the Company in its possession from time to time to prospective Participants, provided that the Bank shall require any such prospective participant to agree in writing to maintain the confidentiality of such information. This letter shall not be assignable by operation of law or otherwise, without the prior written consent of the Bank. Time shall be of the essence regarding any time period stated herein. No waiver of any of the terms and provisions hereof shall be effective unless in writing, and no waiver furnished in writing shall be deemed a waiver of any future condition. All notices shall be in writing. The Company shall indemnify the Bank and hold it harmless against loss or damage suffered by it as a result of any claim by any person, firm or corporation for any brokerage or other commissions alleged to be due as a result of the transactions contemplated by this letter. This letter supersedes all prior agreements regarding a line of credit with the Company. The Bank may at any time pledge or assign all or any portion of its rights under the loan documents to any of the twelve (12) Federal Reserve Banks organized under
Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge shall release the Bank from its obligations under any of the Line documents.

KSW, Inc.    -10-    March 28, 2005


           16. Acceptance. If the foregoing is acceptable, please have the enclosed copy of this letter signed by a duly authorized officer of the Company and the Guarantor in the space provided below and returned to the Bank together with the underwriting fee specified in Section 4(f) hereof on or before March 31, 2005. This letter shall be of no force or effect and shall be unenforceable against the Bank: (i) unless fully signed and returned to the Bank by such date; and (ii) unless the documentation specified in Section 11 is signed and returned to the Bank by April 11, 2005.


                                            Very truly yours,

                                            FLEET NATIONAL BANK,
                                            a Bank of America company

                                            By:  /s/ Russell K. Guter
                                                -------------------------------
                                                Russell K. Guter
                                                Senior Vice-President



Accepted and Agreed this 28th day of March, 2005

Borrower:

KSW, INC.

By:  /s/ Floyd Warkol
    -----------------------------------
    Name:  Floyd Warkol
    Title: Chief Executive Officer


Guarantor:

KSW MECHANICAL SERVICES, INC.

By:  /s/ Floyd Warkol
    -----------------------------------
    Name:   Floyd Warkol
    Title:  Chief Executive Officer

KSW, Inc.    -11-    March 28, 2005


                             SCHEDULE I: DEFINITIONS
                             -----------------------

           1. Prime Rate: The term "Prime Rate" means the variable per annum rate of interest so designated from time to time by Fleet National Bank as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. Changes in the rate of interest resulting from changes in the Prime Rate shall take place immediately without notice or demand of any kind.

           2. LIBOR Rate: The term "LIBOR" shall mean, as applicable to any LIBOR Based Loan, the rate per annum as determined on the basis of the offered rates for deposits in U.S. Dollars, for a period of time comparable to such LIBOR Based Loan which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is two London Banking Days preceding the first day of such LIBOR Based Loan; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the LIBOR rate shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such LIBOR Based Loan which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two
(2) London Banking Days preceding the first day of such LIBOR Based Loan as selected by Bank. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. Dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such LIBOR Based Loan offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two London Banking Days preceding the first day of such LIBOR Based Loan. In the event that Bank is unable to obtain any such quotation as provided above, it will be deemed that LIBOR pursuant to an LIBOR Based Loan cannot be determined. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of Bank, then for any period during which such Reserve Percentage shall apply, LIBOR shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage. "Reserve Percentage" shall mean the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed on member banks of the Federal Reserve System against "Euro-currency Liabilities" as defined in Regulation D.

           3. Banking Day: The term "Banking Day" shall mean, in respect of any city, any day on which commercial banks are open for business in that city.

           4. LIBOR Indemnification Provisions: Company may prepay a LIBOR Based Loan only upon at least three (3) Banking Days prior written notice to Bank (which notice shall be irrevocable), and any such prepayment shall occur only on the last day of the Interest Period for such LIBOR Based Loan. Company shall pay

KSW, Inc.    -12-    March 28, 2005


to Bank, upon request of Bank, such amount or amounts as shall be sufficient (in the reasonable opinion of Bank) to compensate it for any loss, cost, or expense incurred as a result of: (i) any payment of a LIBOR Based Loan on a date other than the last day of the Interest Period for such Loan; (ii) any failure by Company to borrow a LIBOR Based Loan on the date specified by Company's written notice; (iii) any failure by Company to pay a LIBOR Based Loan on the date for payment specified in Company's written notice. Without limiting the foregoing, Company shall pay to Bank a "yield maintenance fee", if any, in an amount computed as follows: The current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the term chosen pursuant to the LIBOR Rate Election as to which the prepayment is made, shall be subtracted from the LIBOR in effect at the time of prepayment. If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the principal balance being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the term chosen pursuant to the LIBOR Rate Election as to which the prepayment is made. Said amount shall be reduced to present value calculated by using the above referenced United States Treasury securities rate and the number of days remaining in the term chosen pursuant to the LIBOR Rate Election as to which prepayment is made. The resulting amount shall be the yield maintenance fee due to Bank upon the prepayment of a LIBOR Based Loan. Each reference in this paragraph to "LIBOR Rate Election" shall mean the election by Company of the LIBOR Rate. If by reason of an Event of Default, Bank elects to declare the Note to be immediately due and payable, then any yield maintenance fee with respect to a LIBOR Based Loan shall become due and payable in the same manner as though Company had exercised such right of prepayment. In the event that the Bank shall be entitled to compensation pursuant to this provision, it shall promptly notify the Company of the event by reason of which it has become so entitled. The Company shall pay the Bank the amount shown as due on any such notification within fifteen (15) days after receipt thereof.

KSW, Inc.    -13-    March 28, 2005


SCHEDULE II


Types of Collateral                                 Loan Rate
-------------------                                 ---------

U.S. Treasury Obligations (bills,
notes and bonds)                                       90%

Investment Grade Commercial Paper                      80%

Federal Government or Quasi-Government
Agency Securities, to include those
issued by GNMA, FNMA, or FHLMC                         80%

Municipal Bonds                                        80%

Investment Grade Bonds (Moody's Aaa down
through Baa3; S&P AAA down through BBB)                70%

Non-Investment Grade Bonds (Moody's Ba1
down through B1; S&P BB+ down through B+)              50%

Non-Investment Grade Bonds (Moody's B2
or lower; S&P B or lower)                              0%

U.S. Treasury Savings Bonds                            0%

NYSE and AMEX and NASDAQ National
Market Issues and ADR's                                70%

NASDAQ Small Cap Stocks and ADR's                      50%

Stock trading at less than $10 per share               0%

LINE OF CREDIT NOTE

Date: __________, 2005

$2,000,000.00                      Office Address:  300 Broad Hollow Road
                                                    Melville, New York 11747

           On April 1, 2006 (maturity date) for value received, the undersigned jointly and severally promise(s) to pay to the order of FLEET NATIONAL BANK, a Bank of America company, a national banking association, (hereinafter called the Bank) at its Office in the place first above stated, or such other address as the holder hereof may designate, in immediately available funds, the sum of TWO MILLION AND 00/100 ($2,000,000.00) DOLLARS, or, the aggregate unpaid principal amount of all loans made by the Bank to the undersigned hereunder, whichever is less. The undersigned also promises to pay interest at said office in like money on the unpaid principal amount hereof from time to time outstanding prior to maturity at an annual rate equal to the rate(s) specified in paragraph 1 of the attached Rider. Interest shall be payable on the 1st day of each month commencing on April 1, 2005 and on the maturity hereof. Interest shall be calculated on the basis of a 360-day year and actual days elapsed, provided that any interest so calculated hereunder shall in no event be in excess of the maximum permitted under applicable law. Upon and following an Event of Default (as defined below) and/or after maturity, whether after stated maturity, acceleration or otherwise, and/or after judgment has been rendered on this note, this note, and, to the extent not specifically provided elsewhere to the contrary and to the extent permitted by applicable law, any interest, fee or other amount due in connection with the Liabilities (as hereinafter defined), shall bear interest at a per annum rate determined daily and payable on demand which shall be 4% in excess of the rate hereinbefore provided, but in no event in excess of the maximum rate of interest permitted under applicable law. All payments made in connection with this note and the documents, instruments and agreements executed pursuant hereto or in connection herewith (collectively the "Loan Documents") shall be in lawful money of the United States of America in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction for, any taxes or other payments. All payments shall be applied first to the payment of all fees, expenses and other amounts due to the Bank (excluding principal and interest), then to accrued interest, and the balance on account of outstanding principal; provided, however, that after default, payments will be applied to the obligations of the undersigned to the Bank as Bank determines in its sole discretion. If this note or any payment hereunder becomes due on a day which is not a Business Day, the due date of this note or payment shall be extended to the next succeeding Business Day, and such extension of time shall be included in computing interest and fees in connection with such payment. If the entire amount of principal and/or interest required to be paid pursuant to this note or the Loan Documents is not paid in full within ten (10) days after the same is due, whether at maturity, upon acceleration or otherwise, if permitted by applicable law, the undersigned shall pay to the Bank a late fee equal to five percent (5%) of the required payment. The Bank is authorized (but not required) to charge principal and interest and all other amounts due under this note to any account of the Borrower with the Bank when and as it becomes due.

The making of a loan, at any time, shall not be deemed a waiver of, or consent, agreement or commitment by the Bank to the making of any future loan to the undersigned.

Subject to the terms of this note, the undersigned may borrow, repay and reborrow hereunder, provided that all outstanding principal and interest and any other amounts due hereunder are paid in full on maturity. If any loan is made hereunder, the Bank shall record on the books and records of the Bank an appropriate notation evidencing any such loan, the rate of interest thereon, each repayment on account of the principal thereof, and the amount of interest paid, and the undersigned authorizes the Bank to maintain such records or make such notations and agrees that the amount shown on the books and records as outstanding from time to time shall constitute the amount owing to the Bank pursuant to this note, absent manifest error; provided, however, the failure to make any such record or notation with respect to any loan or payment shall not limit or otherwise affect the obligations of the undersigned hereunder. No portion of the proceeds of any loan shall be used, in whole or in part, for the purpose of purchasing or carrying any "margin stock" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

Any loan may be prepaid in whole or in part at any time and from time to time without premium or penalty together with interest accrued on the amount prepaid to the date of any such prepayment.

As collateral security for the payment of this note and for all other notes and/or obligations or Liabilities (as hereinafter defined) of the Obligors (which term as used herein shall be deemed to include each and all of the undersigned), or any one or more of them, now or hereafter owed to, or held by, the Bank (and/or any entity controlling, controlled by or under common control with the Bank, each such entity referred to herein as an "Affiliate"), the undersigned hereby grants to the Bank a security interest in and transfers and assigns to the Bank the following property: (i) any and all monies and/or other property now or hereafter held by the Bank and/or any Affiliate on deposit, in safekeeping, or otherwise, for the account of or to the credit of or belonging to any Obligor or in which any Obligor shall have any interest and (ii) any and all property described on the "Schedule of Specific Possessory Collateral" on the reverse side hereof, together with any additions and accessions thereto and substitutions therefor and the products and proceeds thereof. This note and all of the aforementioned obligations and Liabilities are also secured by (a) any and all property of any Obligor now or hereafter subject to a security agreement, pledge agreement, assignment, hypothecation or other document granting the Bank or any Affiliate a security interest or other lien or encumbrance with respect to the Liabilities evidenced by this note and (b) any and all collateral described in any and all credit accommodations, notes, loan agreements, and any other agreements and documents, now or hereafter existing, creating, evidencing, guaranteeing, securing or relating to any or all of the Liabilities evidenced by this note, together with all amendments, modifications, renewals, or extensions thereof. All of the property described in clauses (i),
(ii), (a) and (b) shall be collectively referred to herein as the "Collateral". At any time, without demand or notice (any such notice being expressly waived by the undersigned), if permitted by applicable law, the Bank may setoff all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Bank or any of its Affiliates, or in transit to any of them, or any part thereof and apply the same to any of the Liabilities even though unmatured and regardless of the adequacy of any other collateral securing the Liabilities. ANY AND ALL RIGHTS TO REQUIRE THE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LIABILITIES, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF ANY OBLIGOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. The term "Liabilities" shall include this note and all other indebtedness and obligations and liabilities of any kind of any Obligor to the Bank, now or hereafter existing, arising directly between any Obligor and the Bank or acquired by assignment, conditionally or as collateral security by the Bank, absolute or contingent, joint and/or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, direct or indirect, including, but without limiting the generality of the foregoing, indebtedness, obligations or liabilities to the Bank or any Obligor as a member of any partnership, syndicate, association or other group, and whether incurred by any Obligor as principal, surety, endorser, guarantor, accommodation party or otherwise. Each Obligor (if more than one, jointly and severally) hereby agrees that on demand at any time and from time to time they will deposit and pledge with the Bank additional collateral of a kind and of a market value required by it further to secure any indebtedness or liabilities aforesaid.

If any of the following events shall occur (each an "Event of Default"):

                     (i) the occurrence of an "event of default" as such term is defined in the line letter dated March __, 2005 of the Bank to the undersigned; or

                     (ii) the undersigned fails to comply with any of the terms and provisions of this note.

the Liabilities shall become absolute, and immediately due and payable without demand or notice to any Obligor. Upon default in the due payment of this note or any other Event of Default or whenever this note or any payment of principal or interest hereof shall become due in accordance with any of the provisions hereof, the Bank may, but shall not be required to (1) proceed to apply to the payment hereof the balance of any account or accounts maintained with the Bank or any Affiliate by any Obligor and (2) sell (without demand of performance, advertisement, notice of intention to sell, notice of time or place of sale, notice to redeem or other notice whatsoever, all of which are hereby waived) all or any part of the Collateral (on all of which the Obligor does hereby give to the Bank a continuing lien, security interest and/or right of setoff) at public or private sale or sales, or at any exchange or broker's board, or at the Bank's office, at such prices as it shall deem best, for cash or credit, with the right of the Bank at such sale to purchase all or any part thereof, free from any right or equity of redemption, applying the net proceeds of such sale to the payment of this note and of any other liabilities, claims or obligations to the Bank of any of the Obligors, or of any partnership in which any of the Obligors is a partner, all of whom together with any endorser or guarantor hereby expressly agree to remain jointly and severally liable for any deficiency. The Bank may exercise any other right or remedy hereby granted or allowed to it by law, including but not limited to, the rights and remedies of a Secured Party under the Uniform Commercial Code of the Governing State (which term as used in this note shall mean the state in which the office indicated above opposite "Office Address" is located; provided, that, if no such office is so indicated then Governing State shall mean the state where the Bank's office that originated the loan evidenced by this note is located), and each and every right and remedy hereby granted to the Bank or allowed to it by law shall be cumulative and not exclusive of one of the other rights or remedies, and may be exercised by the Bank from time to time and as often as may be necessary. The Bank shall have at any time in its discretion the right to enforce collection and payment or liquidation of any of the Collateral by appropriate action or proceedings, and the net amounts received therefrom, after deducting all costs and expenses incurred in connection therewith, shall be applied on account of this note and any other indebtedness or liabilities of the Obligor aforesaid, all without notice to any Obligor. Any demand or notice, if made or given, shall be sufficiently made upon or given to any Obligor if left at or mailed to the last address of such Obligor known to the Bank or if made or given in any other manner reasonably calculated to come to the attention of such Obligor or the personal representatives, successors or assigns of such Obligor, whether or not in fact received by them respectively. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank will give the undersigned reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition is to be made. Ten (10) days prior notice shall be deemed reasonable notice. The Bank may assign and transfer this note to any other person, firm or corporation and may deliver and repledge the Collateral or any part thereof to the assignee or transferee of this note, who shall thereupon become vested with all the powers and rights above given to the Bank in respect thereof, and the Bank shall thereafter be forever released and discharged of and from all responsibility or liability to the Obligor for or on account of the Collateral so delivered. If an attorney is used to enforce or collect this note, the undersigned agrees to pay the Bank's reasonable attorneys fees. The undersigned jointly and severally promises to pay on demand all expenses of any nature as soon as incurred whether in or out of court and whether incurred before or after this note shall become due at its maturity date or otherwise and costs which the Bank may deem necessary or proper in connection with the satisfaction of the indebtedness or the administration, supervision, preservation, protection (including but not limited to maintenance of adequate insurance) or of the realization upon the Collateral. THE BANK (BY ACCEPTANCE OF THIS NOTE) AND THE UNDERSIGNED MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATIONS, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE BANK RELATING TO THE ADMINISTRATIONS OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE UNDERSIGNED CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS NOTE AND MAKE THE LOAN. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS NOTE AND ENTER INTO THE LOAN TRANSACTION EVIDENCED BY THIS NOTE. The note shall be deemed to have been made and delivered in the Governing State. The undersigned consents to the jurisdiction of the state and federal courts of the Governing State in any action brought to enforce any rights of the Bank under this note. The rights and obligations of the parties under this note shall be construed and interpreted in accordance with the laws of the Governing State (excluding the laws applicable to conflicts or choice of law). This note and any other agreements, documents and instruments executed and delivered pursuant to or in connection with the Liabilities contain the entire agreement between the parties relating to the subject matter hereof and thereof. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superseded by the Loan Documents, and no party is relying on any promise, agreement or understanding not set forth in the Loan Documents. The undersigned expressly acknowledges that the Bank has not made and the undersigned is not relying on any oral representations, agreements or commitments of the Bank or of any officer, employee, agent or representative thereof. No change, modification, termination, waiver, or discharge, in whole or in part, of this instrument shall be effective unless in writing and signed by the party against whom such change, modification, termination, waiver, or discharge is sought to be enforced.

All agreements between the Obligors and the Bank are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Bank for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible rate under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the undersigned and the Bank in the execution, delivery and acceptance of this note to contract in strict compliance with the laws of the Governing State from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever the Bank should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between each and every Obligor and the Bank.

There being more than one Obligor, the following provisions shall apply: (a) Each Obligor agrees that it is jointly and severally, directly, and primarily liable to Bank for payment in full of the Liabilities and that such obligation is independent of the duties, obligations, and liability of each and all of the other joint and several Obligors. Bank may bring a separate action or actions on the Liabilities against each, any, or all of the Obligors, whether action is brought against any other or all of such Obligors or any one or more of the Obligors is or is not joined therein; (b) Each Obligor agrees that any release that may be given by Bank to any one or more of the Obligors or any guarantor of the Liabilities shall not release any other Obligor from its obligations hereunder; (c) Each Obligor hereby waives any right to assert against Bank any defense (legal or equitable), setoff, counterclaim, or claims that such Obligor individually may now or any time hereafter have against another Obligor or any other party liable to Bank in any manner or way whatsoever; (d) Any and all present and future debt and other obligations of any Obligor to any other Obligor are hereby subordinated to the full payment and performance of the Liabilities; provided, however, such debt and other obligations may be incurred and repaid, subject to the terms of this Note, as long as no Event of Default shall have occurred and not have been waived; (e) Each Obligor is presently informed as to the financial condition of each of the other Obligors and of all other circumstances that a diligent inquiry would reveal and that bear upon the risk of nonpayment of the Liabilities. Each Obligor hereby covenants that it will continue to keep itself informed as to the financial condition of all other Obligors, the status of all other Obligors, and of all circumstances that bear upon the risk of nonpayment. Absent a written request from any of the Obligors to Bank for information, each Obligor hereby waives any and all rights it may have to require Bank to disclose to such Obligor any information that Bank may now or hereafter acquire concerning the condition or circumstances of any of the Obligors; (f) Each Obligor waives all rights to notices of default, existence, creation, or incurring of new or additional indebtedness and all other notices of formalities to which such Obligor may, as a joint and several Obligor hereunder, be entitled; and (g)The term "Obligor" shall mean "the Obligors and each of them individually and collectively".

Upon receipt of an affidavit of an officer of the Bank as to the loss, theft, destruction or mutilation of this note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such note or other security document, the undersigned will issue, in lieu thereof, a replacement note or other security document in the same principal amount thereof and otherwise of like tenor.

The Bank shall have the unrestricted right at any time or from time to time, and without the undersigned's or any Obligor's consent, to assign all or any portion of its rights and obligations hereunder to one or more banks or other financial institutions (each, an "Assignee"), and the undersigned and each Obligor agrees that it shall execute, or cause to be executed, such documents, including without limitation, amendments to this note and to any other Loan Documents as the Bank shall deem necessary to effect the foregoing. In addition, at the request of the Bank and any such Assignee, the undersigned shall issue one or more new promissory notes, as applicable, to any such Assignee and, if the Bank has retained any of its rights and obligations hereunder following such assignment, to the Bank, which new promissory notes shall be issued in replacement of, but not in discharge of, the liability evidenced by the promissory note held by the Bank prior to such assignment and shall reflect the amount of the respective commitments and loans held by such Assignee and the Bank after giving effect to such assignment. Upon the execution and delivery of the appropriate assignment documentation, amendments and any other documentation required by the Bank in connection with such assignment, and the payment by Assignee of the purchase price agreed to by the Bank, and such Assignee, such Assignee shall be a payee of this note and shall have all of the rights and obligations of the Bank hereunder (and under any and all other Loan Documents) to the extent that such rights and obligations have been assigned by the Bank pursuant to the assignment documentation between the Bank and such Assignee, and the Bank shall be released from its obligations hereunder and thereunder to a corresponding extent.

The Bank shall have the unrestricted right at any time and from time to time, and without the consent of or notice to the undersigned or any Obligor, to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in this note. In the event of any such grant by the Bank of a participating interest to a Participant, whether or not upon notice to the undersigned, the Bank shall remain responsible for the performance of its obligations hereunder and the undersigned shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations hereunder.

The Bank may furnish any information concerning the undersigned in its possession from time to time to prospective Assignees and Participants, provided that the Bank shall require any such prospective Assignee or Participant to agree in writing to maintain the confidentiality of such information.

The Bank may at any time pledge all or any portion of its rights under the Loan Documents including any portion of this note to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C.
Section 341. No such pledge or assignment or enforcement thereof shall release the Bank from its obligations under any of the Loan Documents.

NO CLAIM MAY BE MADE BY THE UNDERSIGNED, ANY OBLIGOR OR ANY OTHER PERSON, AGAINST THE BANK OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF THE BANK FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR, TO THE FULLEST EXTENT PERMITTED BY LAW, FOR ANY PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM OR CAUSE OF ACTION (WHETHER BASED ON CONTRACT, TORT OR STATUTORY LIABILITY, OR ANY OTHER GROUND) BASED ON, ARISING OUT OF OR RELATED TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND THE UNDERSIGNED (FOR ITSELF AND ON BEHALF OF EACH OBLIGOR) HEREBY WAIVE, RELEASE AND AGREE NEVER TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER SUCH CLAIM NOW EXISTS OR HEREAFTER ARISES AND WHETHER OR NOT IT IS NOW KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR. The undersigned hereby waive presentment, demand for payment, protest, notice of protest, notice of dishonor, and any and all other notices or demands in connection with the delivery, acceptance, performance, default, or enforcement of this note, consents to any and all delays, extensions of time, renewals, releases of any Obligor and of any available security, waivers or modifications that may be granted or consented to by the Bank with regard to the time of payment or with respect to any other provisions of this note and agrees that no such action or failure to act on the part of the Bank shall in any way affect or impair the obligations of any Obligor or be construed as a waiver by the Bank of, or otherwise affect, its right to avail itself of any remedy hereunder with the same force and effect as if each Obligor had expressly consented to such action or inaction upon the part of the Bank. The undersigned hereby authorize the Bank to request its accountant or accountants to furnish such financial information relating to such Obligor as the Bank shall from time to time desire; each such accountant is hereby authorized to deliver such financial information to the

Bank and the undersigned hereby agree to promptly provide to the Bank all information reasonably requested by the Bank. The invalidity or unenforceability of any portion of this note shall in no way affect the validity or enforceability of any other portion of this note. The undersigned hereby authorize the Bank to date this note as of the day when the first loan evidenced hereby is made and to complete and fill in any blank spaces in this note in order to conform to the terms upon which any loan is granted. The undersigned further authorize the Bank to execute and file one or more financing statements covering the Collateral or any part thereof and the undersigned agree to bear the cost of such filing(s). The term "Bank" as used herein shall be deemed to include the Bank and its successors, endorsees and assigns.

The undersigned jointly and severally shall pay on demand all expenses of the Bank in connection with the preparation, administration, default, collection, waiver or amendment of loan terms, or in connection with the Bank's exercise, preservation or enforcement of any of its rights, remedies or options hereunder, including without limitation, fees of outside legal counsel or the allocated costs of in-house legal counsel, accounting, consulting, brokerage or other similar professional fees or expenses, and any fees or expenses associated with travel or other costs relating to any appraisals or examinations conducted in connection with the loan or any collateral therefor, and the amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including any default rate) and be an obligation secured by any Collateral.

The undersigned agrees that the interest rate(s) specified in this note shall be the applicable interest rate(s) due (i) on amounts outstanding hereunder notwithstanding any rate of interest prescribed by statute from time to time, and (ii) on any amounts outstanding on or after default, maturity or judgment, the initiation of litigation for collection, or the initiation of any foreclosure proceeding with respect to any Collateral securing the Liabilities.

(CONNECTICUT ONLY) COMMERCIAL TRANSACTION. THE UNDERSIGNED ACKNOWLEDGES THAT THIS NOTE AND EACH TRANSACTIONS RELATED TO IT IS A "COMMERCIAL TRANSACTION" WITHIN THE MEANING OF CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED. THE UNDERSIGNED HEREBY WAIVES ANY RIGHT WHICH IT MIGHT HAVE TO NOTICE AND A HEARING OR A PRIOR COURT ORDER, UNDER SAID CHAPTER 903A OR AS OTHERWISE PROVIDED UNDER ANY APPLICABLE FEDERAL OR STATE LAW, IN THE EVENT THE BANK SEEKS ANY PREJUDGMENT REMEDY IN CONNECTION WITH THIS NOTE.

Special provisions: Not Applicable

Schedule of Specific Possessory Collateral:
Pledged Collateral as defined in the Pledge Security Agreement of the undersigned of even date herewith.

IN WITNESS WHEREOF, this instrument has been duly executed as a sealed instrument by the undersigned on the date first above written.

CORPORATION, PARTNERSHIP, LIMITED LIABILITY COMPANY OF LIMITED LIABILITY PARTNERSHIP SIGNORS:

Borrower:

KSW, INC.

By:
    -----------------------------
    Name:
    Title:

                                    RIDER TO
                               LINE OF CREDIT NOTE


           This Rider to Line of Credit Note is made this _____ day of ________, 2005 and is incorporated into and shall be deemed to amend and supplement that certain Line of Credit Note from KSW, INC. with an address at 37-16 23rd Street, Long Island City, New York 11101 (the "Obligor") in favor of Fleet National Bank, a Bank of America company, a national banking association organized and existing under the laws of the United States of America with a usual place of business at 300 Broad Hollow Road, Melville, New York 11747 (the "Note").

           The Obligor and the Bank agree that the Note is hereby amended and supplemented as follows:

1. Prime/LIBOR Pricing Option. (a) The outstanding principal of all advances under the Note shall accrue interest, at the Obligor's option, from time to time, at either:

                               (i) For Loans fully secured by the Collateral Requirement without reference to any Excess, as defined in the Line Letter, the Loans shall bear interest at a rate per annum to be elected by the Obligor in accordance with the notice provisions in contained in Section 3 below (at the Obligor's option subject to availability) equal to the following: (y) the Prime Rate, as defined below, plus one-quarter of one (.25%) percent (the "Variable Rate"), or (z) the LIBOR Rate, as defined below, plus one and one-quarter (1.25%) percent per annum (the "Adjusted LIBOR Rate")

                               (ii) For Loans, if any, expressly authorized by the terms of the Line Letter in excess of the Collateral Requirement, a rate of interest equal to the Variable Rate plus three-quarters of one (.75%) percent ("Variable Rate Unsecured", together with the Variable Rate Loans hereinafter, the "Prime Based Loans") or (z) the Adjusted LIBOR Rate plus one and one-quarter (1.25%) percent ("Adjusted LIBOR Rate Unsecured", which together with the Adjusted LIBOR Rate Loans, the "LIBOR Based Loans").

                     (b) LIBOR Based Loans shall be available for an interest period of one month (the "Interest Period"). In no event shall any LIBOR Based Loan Interest Period continue beyond the expiration of the Credit Period. Loans shall be in minimum amounts of $100,000.00 with respect to Prime Based Loans and $250,000.00 with respect to LIBOR Based Loans, or an integral multiple of $100,000 in excess thereof. The outstanding principal balance of any Loan may be converted from a Prime Based Loan to a LIBOR Based Loan, or from a LIBOR Based Loan to a Prime Based Loan, provided that LIBOR Based Loans may only be converted on the last day of the Interest Period applicable thereto and the required prior notice must be provided in connection with the conversion of a Prime Based Loan to a LIBOR Based Loan. Loans under the Line shall be evidenced by a note in an amount equal to the maximum aggregate amount of Loans hereunder (the "Note"). The Note shall contain standard provisions with regard to LIBOR Based Loans for illegality, inability to determine rate, indemnification for break funding, and increased cost or reduced return.

For any principal amount due under the Note, from time to time, with respect to which the LIBOR Rate has not been designated in accordance with the provisions contained herein, interest shall accrue at the Prime Rate, plus the applicable margin.

For the purposes of this Note, the following terms shall have the following meaning:

"Business Day" shall mean any day other than a Saturday, Sunday, or other day on which commercial banks in the Governing State are authorized or required to close under the laws of the Governing State and, if the applicable day relates to a LIBOR Based Loan or an Interest Period for a LIBOR Based Loan, the day on which dealings in dollar deposits are also carried on in the London interbank market and banks are open for business in London.

London Interbank Offered Rate ("LIBOR") shall mean, as applicable to any LIBOR Based Loan, the rate per annum as determined on the basis of the offered rates for deposits in U.S. Dollars, for a period of time comparable to such LIBOR

Based Loan which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is two London Banking Days preceding the first day of such LIBOR Based Loan; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the LIBOR rate shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined on the basis of the offered rates for deposits in U.S. Dollars for a period of time comparable to such LIBOR Based Loan which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two London Banking Days preceding the first day of such LIBOR Based Loan as selected by the Bank. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. Dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such LIBOR Based Loan offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two London Banking Days preceding the first day of such LIBOR Based Loan. In the event that the Bank is unable to obtain any such quotation as provided above, it will be deemed that LIBOR pursuant to a LIBOR Based Loan cannot be determined. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of the Bank, then for any period during which such Reserve Percentage shall apply, LIBOR shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage. "Reserve Percentage" shall mean the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed on member banks of the Federal Reserve System against "Euro-currency Liabilities" as defined in Regulation D."

"Interest Period" shall mean with respect to any LIBOR Based Loan, any period commencing on the date such LIBOR Based Loan is made or the date of a subsequent interest rate selection, as the case may be, and ending one month later, provided that: (y) any Interest Period which would otherwise end on a day which is not a Business Day shall end on the next preceding or succeeding Business Day as is the custom in the London interbank market to which such advance relates;
(z) each Interest Period which commences before and would otherwise end after the Maturity Date shall end on the Maturity Date.

 "Prime Rate" shall mean the variable per annum rate of interest so designated from time to time by Fleet National Bank as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. Changes in the rate of interest resulting from changes in the Prime Rate shall take place immediately without notice or demand of any kind.

2. Prepayment. Loans may be prepaid in whole or in part in a minimum amount of $250,000.00 for LIBOR Based Loans and $100,000.00 for Prime Based Loans, provided however, that any prepayment of any LIBOR Based Loan shall be subject to the following LIBOR Indemnification Provisions. The Obligor shall pay to the Bank, upon request of Bank, such amount or amounts as shall be sufficient (in the reasonable opinion of the Bank) to compensate it for any loss, cost or expense incurred as a result of: (i) any payment of a LIBOR Based Loan on a date other than the last day of the Interest Period for such Loan; (ii) any failure by the Obligor to borrow a LIBOR Based Loan on the date specified by Obligor's written notice; (iii) any failure by the Obligor to pay a LIBOR Based Loan on the date for payment specified in the Obligor's written notice. Without limiting the foregoing, the Obligor shall pay to the Bank a "yield maintenance fee", if any, in an amount computed as follows: the current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the term chosen pursuant to the LIBOR Rate Election as to which the prepayment is made, shall be subtracted from the LIBOR in effect at the time of prepayment. If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the principal balance being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the term chosen pursuant to the LIBOR Rate Election as to which the prepayment is made. Said amount shall be reduced to present value calculated by using the above referenced United States Treasury securities rate and the number of days remaining in the term chosen pursuant to the LIBOR Rate Election as to which prepayment is made. The resulting amount shall be the yield maintenance fee due to the Bank upon the payment of a LIBOR Based Loan. Each reference in this paragraph to "LIBOR Rate Election" shall mean the election by Obligor of the LIBOR Rate. If by reason of an Event of Default, the Bank elects to declare the Note to be immediately due and payable, then any yield maintenance fee with respect to a LIBOR Based Loan shall become due and payable in the same manner as though the Obligor had exercised such right of prepayment.

3. Request for Advances. Loans shall be extended upon the Obligor's prior written notice to the Bank (duly executed by an authorized officer of the Obligor, such notice to be in a form satisfactory to the Bank which may be accomplished by facsimile transmission. Each such notice shall be accompanied by detailed information satisfactory in all respects to the Bank regarding (if applicable) the proposed uses by the Obligor for the proceeds of any Loan then being requested. Such notice shall be given at least one Business Day prior to any requested Prime Based Loan, as hereinafter defined, and at least three Business Days prior to any requested LIBOR Based Loan, as hereinafter defined. Such notice shall specify whether the requested Loan is a Loan under the secured portion of this line or the unsecured portion of same. The Bank shall not be obligated to advance any Loans under this Line while the Obligor is in default hereunder.

4. Renewal or Conversion. The Obligor may elect from time to time, to convert all or a part of one type of loan into another type of loan or to renew all or part of a loan by giving the Bank notice at least one (1) Business Day before the conversion to a Prime Based Loan, and at least three (3) Business Days before the conversion to or renewal of a LIBOR Based Loan, specifying (i) the renewal or conversion date; (ii) the amount of the loan to be converted or renewed; and (iii) in the case of conversions, the type of loan to be converted to; provided that (a) the minimum principal amount of each Loan outstanding after renewal or conversion shall be Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) in the case of a LIBOR Based Loan; and (b) a LIBOR Based Loan may be converted only on the last day of the Interest Period for such Loan. At the time a LIBOR Based Loan is renewed, the Bank shall notify the Obligor of the new interest rate. At the Bank's option, such notification may be by telephone. All notices under this paragraph to be given by the Obligor shall be subject to the same provisions applicable to advances and shall be irrevocable and shall be given not later than 11:00 a.m. (Governing State time) on the day which is not less than the number of Business Days specified above for such notice. If the Obligor shall fail to give the Bank the notice as specified above for the renewal or conversion of a LIBOR Based Loan prior to the end of the Interest Period with respect thereto, such LIBOR Based Loan shall automatically be converted to a Prime Based Loan on the last day of the Interest Period for such Loan.

5. Miscellaneous LIBOR Provisions. (a) If the Bank determines that the effect of an applicable law or government regulation, guideline or order or the interpretation thereof by any governmental authority charged with the administration thereof (such as, for example, a change in official reserve requirements which the Bank is required to maintain in respect of loans or deposits or other funds procured for funding such loans) is to increase the cost to the Bank of making or continuing a LIBOR Based Loan hereunder or to reduce the amount of any payment of principal or interest receivable by the Bank thereon, then the Obligor shall pay to the Bank on demand such additional amounts as the Bank may determine in its sole and absolute discretion, to be required to compensate the Bank for such additional costs or reduction. Any additional payment under this section will be computed from the effective date at which such additional costs have to be borne by the Bank. A certificate as to any additional amounts payable pursuant to this section setting forth the basis and method of determining such amounts shall be conclusive, absent manifest error, as to the determination by the Bank set forth therein if made reasonably and in good faith. The Obligor shall pay any and all amounts so certified to it by the Bank within ten (10) days of receipt of such certificate.

(b) In the event, and on each occasion, that on the day two (2) Business Days prior to the commencement of any Interest Period for a LIBOR Based Loan, the Bank shall have determined (i) that dollar deposits in the amount of the requested principal amount of such LIBOR Based Loan are not generally available in the London interbank market, (ii) that the rate at which such dollar deposits are being offered will not adequately and fairly reflect the cost to the Bank of making or maintaining such LIBOR Based Loan during such Interest Period, or
(iii) that reasonable means do not exist for ascertaining the LIBOR rate, the Bank shall, as soon as practicable thereafter, give written notice or telex notice of such determination to the Obligor. In the event of any such determination, until the circumstances giving rise to such notice no longer exist, no LIBOR Based Loan will be made hereunder. Each determination by the Bank hereunder shall be conclusive absent manifest error.

(c) Notwithstanding anything to the contrary contained herein, if any change in any law or regulation or with the administration or interpretation thereof shall make it unlawful for the Bank to make or maintain any LIBOR Based Loan, then, by written notice to the Obligor, the Bank may: (i) declare that LIBOR Based Loans will not thereafter be made by the Bank hereunder, whereupon the Obligor shall be prohibited from requesting LIBOR Based Loans from the Bank hereunder unless such declaration is subsequently withdrawn; and (ii) require that all outstanding LIBOR Based Loans made by it be converted to Prime Based Loans, in which event (x) all such LIBOR Based Loans shall be automatically converted into Prime Based Loans as of the effective date of such notice as provided for herein, and (y) all payments and prepayments of principal which would otherwise be applied to repay the converted LIBOR Based Loans shall instead be applied to repay the Prime Based Loans resulting from the conversion of such LIBOR Based Loans. For purposes of this section, a notice to the Obligor by the Bank shall be effective on the day of receipt by the Obligor.

6. Pricing Options and Interest after Default, Maturity, Judgment. Upon default or after maturity or after judgment has been rendered on the Note, the Obligor's right to select pricing options shall cease and the unpaid principal of all advances shall, at the option of the Bank, accrue interest at a rate which is equal to the lesser of (i) four (4) percentage points per annum greater than the Prime Rate or (ii) the maximum interest rate permitted by law.

           This Rider shall amend and supplement the Note. In the event of a conflict between the terms of the Note and this Rider, the terms of this Rider shall control. The Bank and the Obligor agree that this Rider shall be annexed to the Note to evidence the modification of its terms as set forth herein. The Obligor further acknowledges and agrees that all of the terms and conditions of the Note shall remain in full force and effect, except as expressly modified herein.

           IN WITNESS WHEREOF, this Rider is executed as of the date and year first above written.

WITNESS(ES):

                                               KSW, INC.


                                               By:
                                                   ----------------------------
                                                   Name:
                                                   Title:

                            PLEDGE SECURITY AGREEMENT


           KSW, INC., a Delaware corporation, having its principle place of business at 37-16 23rd Street, Long Island City, New York 11101, (the "Pledgor"), and FLEET NATIONAL BANK, a Bank of America company, a national banking association duly organized and existing by and under the laws of the United States of America having an office located at 300 Broad Hollow Road, Melville, NY 11747 (hereinafter referred to herein as the "Bank"), hereby agree as follows:

1. DEFINITIONS. The following definitions apply:

BORROWER: Borrower shall mean KSW, Inc. (hereinafter referred to as the "Borrower").

LIABILITIES: All obligations, indebtedness and liability of any type of the Borrower and the Pledgor to the Bank, whether now existing or hereafter incurred, whether direct, indirect, absolute or contingent, whether otherwise guaranteed or secured, and howsoever evidenced or acquired, and expenses or costs incurred by the Bank in the administration of this Pledge Security Agreement and the enforcement of any of its rights with respect thereto (collectively, the "Liabilities").

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and for and in consideration of inducing the Bank to extend credit to the Borrower in the principal amount of $2,000,000 as evidenced by that certain Line of Credit Note evidencing the secured line, the Pledgor hereby pledges to the Bank as collateral security for the Liabilities, the following pledged collateral:

PLEDGED COLLATERAL: (i) The property delivered or otherwise transferred by the Pledgor to the Bank and consisting, as of the date of this Agreement, of the property described on EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF; and any and all substitutions, additions and accessions thereto upon which the Pledgor hereby grants and pledges to the Bank, and upon which the Bank shall have absolute control over, which Pledged Collateral shall include, but not be limited to, investment property, securities, security entitlements and any and all financial assets credited to said Pledged Collateral; (ii) any and all securities (both certificated and uncertificated), closely held capital stock, notes, mortgages, instruments, documents, letters of credit, certificates of deposit, deposit accounts, bank accounts, balances in any account of the Pledgor with the Bank, and all other property interests which may subsequently be delivered or transferred by the Pledgor to the Bank; (iii) any of the foregoing when put in transit to the Bank; (iv) in the case of securities and closely held capital stock, Pledged Collateral shall include, without limitation, all shares of any class of the capital stock of the issuer which shall be issued or distributed (by way of stock dividends or otherwise) or sold by the issuer to the Pledgor at any time or times after the date of this Agreement or which shall be purchased or otherwise acquired by or on behalf of the Pledgor from the issuer or from any other person or persons at any time or times after the date of this Agreement; all dividends of every kind which shall become and be due and payable or distributable on or in respect of all or any of the securities and closely held capital stock; all payments of every kind whatever which shall become and be due and payable or distributable on account of the purchase, redemption, repurchase or other retirement of all or any of the securities and closely held capital stock; all other distributions of every kind (including, without limitation, all capital distributions) which shall become and be due and payable or distributable on or in respect of the securities and closely held capital stock; and (v) all proceeds of the foregoing, including, without limitation, the roll-over or reinvested proceeds of the foregoing. Any delivery or transfer of any of the Pledged Collateral to an agent or custodian designated by the Bank shall be deemed a delivery or transfer to the Bank.

2. SECURITY INTEREST. The Pledgor hereby pledges, hypothecates, and impresses the Pledged Collateral with a lien in favor of the Bank, and grants to the Bank a security interest in the Pledged Collateral (which shall be a first priority lien), to secure the punctual payment and performance of all the Liabilities.

3. PLEDGOR'S ADDITIONAL OBLIGATIONS. The Pledgor agrees that: (1) any distribution in kind received by the Pledgor from any party for or on account of the Pledged Collateral, including distributions of stock as a dividend or split of any of the Pledged Collateral, option or rights, whether as an addition to, in substitution of, or exchange for any instruments issued under or in respect of the Pledged Collateral (which shall also be deemed to be included in the Pledged Collateral) shall be accepted by the Pledgor as agent for the Bank and the Pledgor shall hold same in trust on behalf of and for the benefit of the Bank and shall immediately deliver in the form received with any required endorsement; (2) additional collateral in form and kind satisfactory to the Bank will be deposited by the Pledgor with the Bank if the Bank at any time deems the Pledged Collateral insufficient or unsatisfactory; (3) any note or other instrument executed and delivered to the Pledgor by any party to evidence any obligation of such party with respect to the Pledged Collateral shall be immediately delivered with any required endorsement to the Bank. All such items shall be held by the Bank in accordance with the terms of this Pledge Security Agreement.

The Pledgor agrees to pay to the Bank on demand all reasonable fees, costs and expenses incurred by the Bank in connection with the administration of this Pledge Security Agreement, including, without limitation, overnight courier fees, lien search fees, and filing and recording fees.

The Pledgor shall deliver to the Bank all stock certificates, stock powers, documents or instruments evidencing the Pledged Collateral and shall execute (with signatures guaranteed when requested by the Bank) and deliver to the Bank and/or third parties designated by the Bank such additional documents, notices, requests and other instruments as the Bank deems necessary or advisable to confirm, effect or preserve the pledge or perfection of the Bank's security interest in the Pledged Collateral and to protect the Bank's rights under this Pledge Security Agreement.

4. REQUIRED VALUE OF COLLATERAL. The Margin Value of the Pledged Collateral (as defined below) must equal the outstanding principal amount of the Liabilities (the "Required Value"). If at any time the Required Value of the Pledged Collateral is less than the then outstanding principal amount of the Liabilities, the Pledgor must immediately (i) repay the Liabilities by at least the amount necessary such that the Required Value of the Pledged Collateral at that time is at least equal to the then outstanding Liabilities, or (ii) pledge and deliver additional Pledged Collateral to the Bank (in form acceptable to the Bank) in an amount such that the Margin Value of the Pledged Collateral at least equals the then outstanding Liabilities. Upon request of the Bank from time to time, and at least monthly, the Pledgor will provide evidence of the fair market value of the Pledged Collateral.

"Margin Value" shall mean the following percentages of fair market value for the following types of collateral:

           U.S. Treasury Obligations (bills, notes, bonds)                                    90%
           Investment Grade Commercial Paper                                                  80%
           Federal Government and Quasi-Government Agency
                     Securities, to include those issued by GNMA, FNMA, or FHLMC              80%
Municipal Bonds                                                                               80%
Investment Grade Bonds (Moody's Aaa down through Baa3; S&P AAA
      down through BBB-)                                                                      70%
           Non-Investment Grade Bonds (Moody's Ba1 down through B1; S&P
                     BB+ down through B+)                                                     50%
           Non-Investment Grade Bonds (Moody's B2 or lower; S&P B or lower)                    0%
U.S. Treasury Savings Bonds                                                                    0%
NYSE, AMEX, and NASDAQ National Market Issues and ADRs                                        70%
NASDAQ Small Cap Stocks and ADRs                                                              50%
Stock trading at less than $10 per share                                                       0%


5. TREASURY SECURITIES. If the Bank shall at any time so require, all Pledged Collateral which is in book-entry form in the Federal Reserve System ("Book-Entry Collateral") shall be delivered in the following manner: The Bank shall cause the appropriate instructions to be entered in the Federal Reserve Book book-entry system to accomplish a book-entry transfer of all Book-Entry Collateral to a general account maintained at the Federal Reserve Bank of Boston by the Bank in accordance with Subpart O of Part 306 or Subparts A, B and C of
Part 350, as applicable, of the Regulations of the United States Treasury Department and any other applicable regulations. The name of the Bank shall appear as the owner of Book-Entry Collateral on the books and records of the Federal Reserve Bank of Boston. Upon receipt of Book-Entry Collateral, the Bank shall promptly send to the Pledgor written confirmation of such receipt, which confirmation shall identify the type and amount of such Book-Entry Collateral.

6. CERTAIN RIGHTS AND DUTIES OF BANK. The Pledgor acknowledges that: the Bank has no duty of any type with respect to the Pledged Collateral except for the use of due care in safekeeping any of the Pledged Collateral actually in the physical custody of the Bank; prior to the occurrence of any event of default described in the succeeding paragraph, the Bank's rights with respect to the Pledged Collateral shall be limited to the Bank's rights as a secured party and pledgee and the right to perfect its security interest, preserve, enforce and protect the lien granted hereunder and its interest in the Pledged Collateral; and the Bank may sell, assign or grant participations in any of the Liabilities and any of the Pledged Collateral and that the Bank's purchaser, assignee or participant shall have the same rights and privileges with respect to such Liabilities and Pledged Collateral as the Pledgor grants to the Bank under this Pledge Security Agreement. With respect to any Pledged Collateral with a stated maturity date (including, without limitation, certificates of deposit and other term accounts), the Bank is authorized and directed, upon maturity, to roll-over and reinvest such Pledged Collateral in a similar investment, with such tenor and interest rate or yield as the Bank, in its discretion, deems to be reflective of prevailing market conditions. The Bank may, but shall not be obligated to, at any time, before or after the occurrence of any event of default, transfer the Pledged Collateral into or out of its own name or that of its nominee, and the Bank or its nominee may receive any and all interest, income and any distributions thereon, and hold the same as Pledged Collateral, or apply the same to the Liabilities, whether or not an event of default has occurred. Prior to the occurrence of any event of default described in the succeeding paragraph, the Bank agrees that it will not vote any Pledged Collateral constituting securities or closely held capital stock.

7. REPRESENTATIONS AND WARRANTIES. The Pledgor represents, warrants and agrees that: (a) the Pledgor has good and valid title to the Pledged Collateral, free and clear of any liens, charges or encumbrances thereon or affecting the title thereto; (b) the Pledgor has good right and lawful authority to pledge, assign, transfer, deliver, deposit, set over and confirm unto the Bank the Pledged Collateral as provided herein and will warrant and defend the title thereto and the security interest therein conveyed to the Bank by the Pledge Security Agreement against all claims of all persons and will maintain and preserve such security interest; (c) the execution, delivery and performance of the Pledge Security Agreement (the "Agreement") and the pledge and/or delivery of the Pledged Collateral to the Bank do not and will not contravene any agreement, commitment, indenture, contract or other obligation or restriction affecting the Pledgor; (d) the Agreement is the legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms; (e) the Agreement will not violate any provision of law applicable to the Pledgor; and (f) no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the pledge by Pledgor of the Pledged Collateral pursuant to the Agreement or for the execution, delivery, or performance of the Agreement by Pledgor. The Pledgor covenants that it will have title to and right to pledge any other property of the Pledgor at any time hereafter purported to be pledged to the Bank hereunder.

8. EVENTS OF DEFAULT; REMEDIES. Upon occurrence of any event of default under any instrument evidencing any of the Liabilities or of any of the following events: (1) default in the payment or performance of any other of the obligations or liabilities of the Pledgor under any agreement between the Bank and Pledgor; (2) the Pledgor, if a business entity, discontinues business operations at any of the Pledgor's locations; (3) the Pledgor is generally unable to pay debts as they become due or the Bank deems itself insecure; (4) the Pledgor makes a general assignment for the benefit of creditors; (5) the entry of a decree, order or order for relief by a court having jurisdiction of a case initiated by or against the Pledgor under the federal bankruptcy code or any other federal or state laws pursuant to which a receiver, liquidator, assignee, custodian, trustee, sequestrator, debtor in possession, examiner or other similar official, is appointed for the Pledgor or any of the Pledgor's property, with or without consent, for any purpose whatsoever; (6) a substantial part of the property of the Pledgor is taken by attachment, execution or any other form of legal process; (7) the assertion of any levy, seizure or attachment on the Pledged Collateral; or (8) death of an individual Pledgor or dissolution or termination of legal existence of a corporate, limited liability company, partnership or trust Pledgor; then the Bank, with or without notice to the Pledgor and without demand for additional collateral, may, in addition to any other rights set forth in this Agreement or available under applicable law,
(a) vote any Pledged Collateral constituting securities or closely held capital stock; (b) sell at public or private sale any or all of the Pledged Collateral, which the Bank may purchase free from any right of redemption; or, at its discretion in its own name or in the name of the Pledgor take any action for the collection of the Pledged Collateral, including the filing of a proof of claim in insolvency proceedings, and may receive the proceeds thereof and execute releases therefor. After deducting its expenses, including reasonable attorney's fees (which may include costs allocated by the Bank's internal law department), incurred in the sale or collection of the Pledged Collateral, the Bank shall apply the proceeds to the Liabilities and shall account to the Pledgor for any surplus. The Pledgor agrees that the Bank has no obligation to sell or otherwise liquidate the Pledged Collateral in any particular order or to apply the proceeds thereof to any particular portion of the Liabilities. The Pledgor further agrees that after the occurrence of an event of default, the Bank shall have no obligation to vote any Pledged Collateral constituting securities or closely held capital stock.

In connection with any secured party's sale, the Bank is authorized, if it deems it advisable to do so, in order to comply with any applicable securities laws, to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Collateral for their own account for investment, and not with a view to the distribution or re-sale thereof. Sales made subject to such restriction shall be deemed to have been made in a commercially reasonable manner.

9. POWER OF ATTORNEY, ETC. The Pledgor hereby irrevocably constitutes and appoints the Bank the true and lawful attorney-in-fact for and on behalf of the Pledgor with full power of substitution and revocation in its own name or in the name of the Pledgor, from time to time in the Bank's discretion, to take any action and to execute any instrument which the Bank may deem necessary or advisable to confirm, perfect, preserve, enforce or protect the pledge of the security interest as herein contemplated, including, without limitation, to indorse in favor of the Bank any of the Pledged Collateral; cause the transfer of any of the Pledged Collateral in such name as the Bank may direct; cause the issuance of certificates for book-entry and/or uncertificated securities; renew, extend or roll over any Pledged Collateral; to receive, endorse and collect the Pledged Collateral made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same; to execute, deliver and record any and all financing statements, continuation statements, assignments, proofs of claim, powers of attorney, leases, discharges or other instruments or agreements which the Bank in its sole discretion may deem necessary or advisable to perfect, preserve, enforce or protect the lien granted hereunder and its interest in the Pledged Collateral and to carry out the purposes of this Pledge Security Agreement, including but without limiting the generality of the foregoing, any and all proofs of claim in bankruptcy or other insolvency proceedings of the Borrower, with the right to collect and apply to the Liabilities all distributions and dividends made on account of the Pledged Collateral. The rights and powers conferred on the Bank by the Pledgor are expressly declared to be coupled with an interest and shall be irrevocable until all the Liabilities are paid and performed in full. A carbon, photographic, or other reproduction of a security agreement (including this Pledge Security Agreement) or a financing statement is sufficient as a financing statement. The powers conferred on the Bank hereunder are solely to protect the interests of the Bank in the Pledged Collateral and shall not impose any duty upon the Bank to exercise any such powers. The Bank shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Pledgor for any act or failure to act, except for its own willful misconduct taken or omitted in bad faith.

10. MISCELLANEOUS. This Pledge Security Agreement and the Pledged Collateral shall not be in any way affected by the extension of time or renewal of any of the Liabilities, the modification in any manner or the taking or release in whole or in part of any security therefor or the obligations of any endorsers, sureties, guarantors or other parties or the granting of any other indulgences to the Borrower or to the Pledgor. No termination of this Pledge Security Agreement shall be effective in any event until the Bank in its discretion determines that the Liabilities of the Borrower and Pledgor covered by this Pledge Security Agreement have been satisfied in full.

11. NOTICES. Except as otherwise specifically provided for herein, any notice, demand or communication hereunder shall be given in writing (including facsimile transmission or telex) and mailed or delivered to each party at its address set forth below, or, as to each party, at such other address as shall be designated by such party by a prior notice to the other party in accordance with the terms of this provision.

Any notice to the Bank shall be sent as follows:
Fleet National Bank
300 Broad Hollow Road
Melville, New York 11747
Attention: Mr. Russell K. Guter, Senior Vice President

Any notice to the Pledgor shall be sent as follows:
KSW, Inc.
37-16 23rd Street
Long Island City, New York 11101
Attention:
           ---------------------------

All notices hereunder shall be effective (i) five (5) business days after such notice is mailed, by registered or certified mail, postage prepaid (return receipt requested), (ii) upon delivery by hand, (iii) upon delivery if delivered by overnight courier (such delivery to be evidenced by the courier's records), and (iv) in the case of any notice or communication by telex or telecopy, on the date when sent.

12. JOINT AND SEVERAL OBLIGATIONS; CONSTRUCTION; WAIVERS. The term "Pledgor" and all pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter or singular or plural as the context may require. If more than one Pledgor has signed this Pledge Security Agreement, the obligations of the Pledgor are joint and several. There being more than one Pledgor, the following provisions shall apply: (a) Each Pledgor agrees that it is jointly and severally, directly, and primarily liable to Bank for payment in full of the Liabilities and that such obligation is independent of the duties, obligations, and liability of each and all of the other joint and several Pledgors. Bank may bring a separate action or actions on the Liabilities against each, any, or all of the Pledgors, whether action is brought against any other or all of such Pledgors or any one or more of the Pledgors is or is not joined therein; (b) Each Pledgor agrees that any release that may be given by Bank to any one or more of the Pledgors or any guarantor of the Liabilities shall not release any other Pledgor from its obligations hereunder; (c) Each Pledgor hereby waives any right to assert against Bank any defense (legal or equitable), setoff, counterclaim, or claims that such Pledgor individually may now or any time hereafter have against another Pledgor or any other party liable to Bank in any manner or way whatsoever; (d) Any and all present and future debt and other obligations of any Pledgor to any other Pledgor are hereby subordinated to the full payment and performance of the Liabilities; provided, however, such debt and other obligations may be incurred and repaid, subject to the terms of this Note, as long as no Event of Default shall have occurred and not have been waived; (e) Each Pledgor is presently informed as to the financial condition of each of the other Pledgors and of all other circumstances that a diligent inquiry would reveal and that bear upon the risk of nonpayment of the Liabilities. Each Pledgor hereby covenants that it will continue to keep itself informed as to the financial condition of all other Pledgors, the status of all other Pledgors, and of all circumstances that bear upon the risk of nonpayment. Absent a written request from any of the Pledgors to Bank for information, each Pledgor hereby waives any and all rights it may have to require Bank to disclose to such Pledgor any information that Bank may now or hereafter acquire concerning the condition or circumstances of any of the Pledgors; (f) Each Pledgor waives all rights to notices of default, existence, creation, or incurring of new or additional indebtedness and all other notices of formalities to which such Pledgor may, as a joint and several Pledgor hereunder, be entitled; and (g)The term "Pledgor" shall mean "the Pledgors and each of them individually and collectively".

13. CHOICE OF LAW. This Pledge Security Agreement is executed under and shall be construed in accordance with the local laws (excluding the conflict of laws rules, so-called) of NEW YORK (State).

14. SUCCESSORS AND ASSIGNS. This Pledge Security Agreement shall inure to the benefit of the Bank and its successors and assigns and shall bind the Pledgor and the successors, representatives, legal representatives and/or heirs and assigns of the Pledgor.

This Pledge Security Agreement has been executed by the Pledgor and the Bank as of the ___ day of ________, 2005.



EXECUTED IN THE PRESENCE OF:                   KSW, INC.

                                               By:
---------------------------------                  ----------------------------
Witness as to Pledgor                              Name:
                                                   Title:



EXECUTED IN THE PRESENCE OF:                   FLEET NATIONAL BANK,
                                               a Bank of America company

                                               By:
---------------------------------                  ----------------------------
Witness as to Bank                                 Russell K. Guter
                                                   Senior Vice President

                                               Date:
                                                      -----------------------

SEE EXHIBIT "A" ATTACHED HERETO, MADE A PART HEREOF AND INCORPORATED HEREIN BY REFERENCE.

                 EXHIBIT A [FIRST VERSION - SEE FOLLOWING PAGE]


                        DESCRIPTION OF PLEDGED COLLATERAL

I.     Securities and Closely Held Capital Stock (Corporate)

Issuer           No.  of Shares          Certificate No.           Cusip No.
------           --------------          --------------            --------







II. Securities (U. S. Government, Federal Agency Securities, and Corporate Issuances)

                 Issue     Par Issue     Cusip or Trans-     Maturity
Description      Date      Value         action No.          Date         Rate
-----------      ----      -----         ----------          ----         ----





III.   Certificates of Deposit

Issuer          Par Value          Interest Rate            Maturity Date
------          ---------          -------------            -------------




IV.    OTHER





THE COLLATERAL PLEDGED HEREIN IN THE SOLE NAME OF THE PLEDGOR, SHALL BE HELD AT FLEET NATIONAL BANK.


Pledgor's Initials:


------------------

Date:
      ------------

                                    EXHIBIT A


                            PLEDGE SECURITY AGREEMENT

                            DESCRIPTION OF COLLATERAL


           "Pledged Collateral" means all securities and financial assets now or hereafter in SECURITIES ACCOUNT NO. _________ IN THE NAME OF ________________ MAINTAINED AT FLEET NATIONAL BANK or in any replacement and/or successor security account(s) and includes, without limitation, all of the Pledgor's certificates of deposit, investment company shares, corporate debt and equity securities (including convertible securities), securities issued or guaranteed by the United States, any state or political subdivision and any agency or instrumentality thereof, and securities of any other issuer, now owned or hereafter acquired, all to the extent that the foregoing are credited to the Securities Account. Pledged Collateral shall include, without limitation, the certificates, if any, representing the Pledged Collateral, and all dividends, interest, cash, bank deposits, securities, investment property, instruments, financial assets and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for, or as a renewal of, or reinvestment for, any and all of the Pledged Collateral and the proceeds thereof; all securities and financial assets hereafter transferred or delivered to the Bank in substitution for or in addition to any of the foregoing; and the Securities Account and any securities, dividends, investment property, cash, interest, financial assets and other property from time to time in the Securities Account.

In order to induce FLEET NATIONAL BANK, a national banking association (which together with its successors, endorsees and assigns, is hereinafter called the "Bank") to make such advances, loans or extensions of credit, directly or indirectly, to KSW, INC. (hereinafter, whether one or more, called the "Borrower") and to grant to the Borrower such renewals, extensions, forbearances, releases of collateral or other relinquishments of rights as the Bank may deem advisable, and for other valuable consideration, the receipt of which is hereby acknowledged, the undersigned (hereinafter, whether one or more, called the "Guarantor") who, if more than one, shall be jointly and severally liable hereunder, hereby absolutely unconditionally guarantees to the Bank the due and punctual payment when due, whether by acceleration or otherwise, in accordance with the terms thereof, of the principal of and interest on and all other sums payable with respect to any and every obligation or liability of the Borrower to the Bank, whether now existing or hereafter incurred, whether originally contracted with the Bank or with another and transferred to the Bank or otherwise acquired by the Bank, whether contracted by the Borrower alone or jointly with others, and whether absolute or contingent, secured or unsecured, matured or unmatured, including, without limitation, all obligations and liabilities of the Borrower to the Bank, whether existing or hereafter arising, under any foreign exchange contracts, interest rate swap, cap, floor or hedging agreements, or other similar agreements, and all obligations of the Borrower to the Bank to repay overdrafts and other amounts due to the Bank under any existing or future agreements relating to cash management services (such obligations and liabilities of the Borrower being hereinafter collectively called the "Liabilities"). Notwithstanding any language contained in this Guaranty relating to loans, it is expressly intended, contemplated and agreed that each Guarantor's obligations under this Guaranty shall extend to each and all of the Liabilities, whether or not such Liabilities relate directly to loans. All payments made in connection with this Guaranty shall be in lawful money of the United States of America in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction for, any taxes or other payments.

As collateral security for the performance of this Guaranty and all other obligations of the Guarantor to the Bank, whether now or hereafter owed to, or held by, the Bank (and/or any entity controlling, controlled by or under common control with the Bank, each such entity referred to herein as an "Affiliate"), including, without limitation, the Liabilities, the Guarantor hereby grants to the Bank a security interest in and transfers and assigns to the Bank the following property: (i) any and all monies and/or other property now or hereafter held by the Bank and/or any Affiliate on deposit, in safekeeping, or otherwise, for the account of or to the credit of or belonging to any Guarantor or in which any Guarantor shall have any interest (ii) any and all claims and demands, presently existing or hereafter arising, and all interest heretofore or hereafter accrued thereon, and any and all collateral or security interests relating thereto and the proceeds thereof, which the Guarantor now has or may hereafter have or acquire against the Borrower (such claims and demands referred to herein as the "Claims") and (iii) any and all property described on the "Schedule of Specific Possessory Collateral" on the reverse side hereof, together with any additions and accessions thereto and substitutions therefore and the products and proceeds thereof. This Guaranty is also secured by (a) any and all property of the Guarantor now or hereafter subject to a security agreement, mortgage, pledge agreement, assignment, hypothecation or other document granting the Bank or any Affiliate a security interest or other lien or encumbrance and (b) any and all collateral described in any and all credit accommodations, notes, loan agreements, and any other agreements and documents, now or hereafter existing, creating, evidencing, guaranteeing, securing or relating to any or all of the Liabilities, together with all amendments, modifications, renewals, or extensions thereof. All of the property described in clauses (i), (ii), (iii), (a) and (b) above shall be collectively referred to herein as the "Collateral". The Bank at any time, before or after an Event of Default (as hereinafter defined), may, but shall not be obligated to, transfer into or out of its own name or that of its nominee all or any of the Collateral, including stocks, bonds, and other securities, and the Bank or its nominee may demand, sue for, collect, receive and hold as like Collateral any or all interest, dividends and income thereon and if any securities are held in the name of the Bank or its nominee, the Bank may, after an Event of Default exercise all voting and other rights pertaining thereto as if the Bank were the absolute owner thereof; but the Bank shall not be obligated to demand payment of, protest, or take any steps necessary to preserve any rights in the Collateral against prior parties, or to take any action whatsoever in regard to the Collateral or any part thereof, all of which the Guarantor assumes and agrees to do. Without limiting the generality of the foregoing, the Bank shall not be obligated to take any action in connection with any conversion, call, redemption, retirement or any other event relating to any Collateral, unless the Guarantor gives written notice to the Bank that such action shall be taken not more than thirty (30) days prior to the time such action may first be taken and not less than ten (10) days prior to the expiration of the time during which such action may be taken. At any time, without demand or notice (any such notice being expressly waived by the undersigned), if permitted by applicable law, the Bank may setoff all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Bank or any of its Affiliates, or in transit to any of them, or any part thereof and apply the same to any of the Liabilities even though unmatured and regardless of the adequacy of any other collateral securing the Liabilities. ANY AND ALL RIGHTS TO REQUIRE THE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LIABILITIES, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

The Guarantor hereby grants to the Bank full power, without notice to the Guarantor or to the Borrower, and without in any way affecting the joint and several obligations of each Guarantor hereunder, to deal in any manner with the Borrower, the Liabilities, the Collateral and with any Guarantor hereunder, and any other guarantor of the Liabilities including, without limitation, the following powers: (a) to modify or otherwise change any terms of all or any part of the Liabilities and/or the Collateral, to grant any extension or renewal thereof and any other indulgence with respect thereto, and to effect any release, subordination, compromise or settlement with respect to the Borrower, the Liabilities, the Collateral, and the obligations of any one or more of the Guarantors; (b) to enter into any agreement of forbearance with respect to all or any part of the Collateral, or with respect to the Liabilities of the Borrower or the obligations of any Guarantor, or to change the terms of any such agreement; (c) to forbear from calling for additional collateral to secure any of the Liabilities or to secure any obligation comprised in the Collateral; and
(d) to consent to the substitution, exchange, or release of all or any part of the Collateral, whether or not the collateral, if any, received by the Bank upon any substitution, exchange, or release shall be of the same or of a different character or value than the collateral surrendered by the Bank.

The Guarantor waives any notice of the acceptance of this Guaranty, or of the creation, renewal or accrual of any of the Liabilities, present or future, or of the reliance of the Bank upon this Guaranty. The Liabilities shall conclusively be presumed to have been created, contracted for, incurred or suffered to exist in reliance upon this Guaranty, and all dealings between the Borrower and the Bank shall likewise be presumed to be in reliance upon this Guaranty. The Guarantor waives protest, presentment, demand for payment, notice of default or non-payment, and notice of dishonor to or upon the Guarantor, the Borrower, or any other party liable for any of the Liabilities. The Guarantor acknowledges that this Guaranty and the Guarantor's obligations under this Guaranty are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of (a) any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guaranty and the obligations of the Guarantor under this Guaranty, (b) the obligations of any other person or party (including, without limitation, the Borrower) relating to this Guaranty, or (c) the obligations of the Guarantor under this Guaranty or otherwise with respect to the Liabilities. The obligations of the Guarantor hereunder, and the rights of the Bank in the Collateral, shall not be released, discharged or in any way affected, nor shall the Guarantor have any rights against the Bank by reason of the fact that the Bank fails to preserve any rights in the Collateral or in any collateral granted by the Borrower to the Bank ("Other Collateral") or take any action whatsoever in regard to the Collateral or Other Collateral or that any of the Collateral or Other Collateral may be in default at the time of acceptance thereof by the Bank or later; nor by reason of the fact that a valid lien on any of the Collateral or Other Collateral may not be conveyed to, or created in favor of, the Bank; nor by reason of the fact that any of the Collateral or Other Collateral may be subject to equities or defenses or claims in favor of others or may by invalid or defective in any way; nor by reason of the fact that any of the Liabilities may be invalid or unenforceable against the Borrower or any obligor thereon for any reason whatsoever; nor by reason of the fact that the value of the Collateral or Other Collateral, if any, or the financial condition of the Borrower, or of any obligee under the guarantee, if any, of the Collateral or Other Collateral, may not have been correctly estimated or was thereafter changed; nor by reason of an deterioration, waste, or loss by fire, theft, or otherwise of any of the Collateral or Other Collateral nor by reason of the release, in whole or in part, with or without consideration, of the Collateral or Other Collateral or any of it.

In case the Borrower shall fail to pay all or any part of the Liabilities when due, the Guarantor immediately will pay to the Bank the amount due and unpaid by the Borrower under such Liabilities, in like manner as if such amount constituted the direct and primary obligation of the Guarantor. The Bank shall have its remedy under this Guaranty without being obliged to resort first to the Borrower or the Collateral or the Other Collateral or to any other security or to any other remedy or remedies to enforce payment or collection of the Liabilities, and may pursue all or any of its remedies at one or at different times. With respect to the Claims, the Bank shall have the full right on the part of the Bank in its own name or in the name of the Guarantor to collect and enforce such Claims by legal action, proof of debt in bankruptcy or other liquidation proceedings, vote in any proceeding for the arrangement of debts at any time proposed, or otherwise, the Bank and each of its officers being hereby irrevocably constituted attorneys-in-fact for the Guarantor for the purpose of such enforcement and for the purpose of endorsing in the name of the Guarantor any instrument for the payment of money. The Guarantor will receive as trustee for the Bank and will pay to the Bank forthwith upon receipt thereof any amounts which the Guarantor may receive from the Borrower on account of the said Claims. The Guarantor agrees that at no time hereafter will any of such Claims be represented by any notes, other negotiable instruments or writings, except and in such event they shall either be made payable to the Bank, or if payable to the Guarantor, shall forthwith be endorsed by the Guarantor to the Bank. The Guarantor agrees that no payment on account of such Claims or any security interest therein shall be created, received, accepted or retained nor shall any financing statement be filed with respect thereto by the Guarantor unless and until the Borrower has paid and satisfied in full all the Liabilities. The Bank is hereby authorized and empowered, upon the occurrence of any Event of Default, to appropriate and apply to the payment and extinguishment of the Liabilities of the Borrower and obligations of the Guarantor any and all claims, demands, monies, property, securities, deposits, or credit balances without demand, advertisement or notice, all of which are hereby expressly waived.

In the event that the Bank shall receive any payments on account of any of the Liabilities, whether directly or indirectly, and it shall subsequently be determined that such payments were for any reason improper, or a claim shall be made against the Bank that the same were improper, and the Bank either voluntarily, or pursuant to court order shall return the same, the Guarantor shall be liable, with the same effect as if the said payments had never been paid to, or received by, the Bank, for the amount of such repaid or returned payments, notwithstanding the fact that they may theretofore have been credited on account of the Liabilities or any of them. If the Guaranty hereunder with respect to any Guarantor would be held or determined to be void, invalid or unenforceable on account of the amount of such Guarantor's aggregate liability under this Guaranty, then notwithstanding any other provision of this Guaranty to the contrary, the maximum liability of such Guarantor hereunder shall be automatically limited and reduced to an amount equal to the maximum amount that would not render this Guaranty with respect to such Guarantor void, invalid or unenforceable. The invalidity or unenforceability of any portion of this Guaranty shall in no way affect the validity or enforceability of any other portion of this Guaranty.

If any of the following events shall occur (each an "Event of Default"): default by the Borrower with respect to the Liabilities or by the Guarantor with respect to the obligations or Liabilities of either of them to the Bank, or in case the Borrower or any Guarantor shall die, or become insolvent, or be unable to meet his or its debts as they mature, or make any assignment for the benefit of creditors, or if an order for relief under the Federal Bankruptcy Code, as now or hereafter in effect, shall be entered against the Borrower or any Guarantor, or if a receiver, trustee or custodian of any kind (either at law or in equity) of any of the property of the Borrower or of any Guarantor is appointed, or if a judgment is obtained or a warrant of attachment issued against the Borrower or any Guarantor, or if the financial or business condition of the Borrower or any Guarantor shall so change as in the opinion of the Bank to impair materially the Bank's security or increase its risk, or in the event of any default in the performance of any obligation comprised in the Collateral or if the Bank in good faith shall deem itself insecure, then the Liabilities of the Borrower and the obligations of the Guarantor to the Bank, whether direct or contingent, and of every description, shall, without notice or demand become immediately due and payable and shall be paid forthwith by the Guarantor; and in such event the Bank may sell or dispose of the whole or any part of the Collateral, at public or private sale with or without any previous demand for performance to the Guarantor or the Borrower. Any legal requirement of notice of any such sale or other disposition shall be deemed satisfied by the giving of ten (10) days prior written notice which shall also be deemed reasonable notice. If the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank shall not be required to give notice of public or private sale or other intended disposition of the Collateral. The Bank may retain from the proceeds of any such sale all costs and charges incurred by it in the said taking and sale or other disposal including but not limited to attorneys' fees. If a deficit should remain after any such sale or other disposal, the Guarantor will pay the same promptly upon demand to the Bank. The Bank or its agent may bid and/or purchase free from any right or equity of redemption at any such public or private sale. In any event the Guarantor agrees to pay all costs, expenses and reasonable attorneys' fees if any Liabilities of the Borrower or any obligations of the Guarantor to the Bank are placed in the hands of an attorney for collection. Any stocks, bonds or other securities held by the Bank hereunder may, whether or not the Borrower or the Guarantor is in default, be registered and held in the name of the Bank or its nominee, and after default the Bank or its nominee may exercise all voting and other corporate rights as if the Bank were the absolute owner thereof. No delay on the part of the Bank in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder or the failure to exercise same in any instance preclude other or further exercise thereof or the exercise of any other power or right; nor shall the Bank be liable for exercising or failing to exercise any such power or right; the right and remedies hereunder expressly specified are cumulative and not exclusive of any rights or remedies which the Bank or any one in whose behalf it has acted or shall act as herein provided, or its or his or their transferees, may or will otherwise have.

The term "the Bank" as used throughout this instrument shall be deemed to include Fleet National Bank, all of its branches and departments, and any individual, partnership or corporation acting as its nominee or agent, and any corporate subsidiary the stock of which is owned or controlled, directly or indirectly, by FleetBoston Financial Corporation and its successors and assigns. The term "Borrower" as used throughout this instrument shall include the individual or individuals, association, partnership, limited liability company or corporation named herein as the Borrower, and (a) any successor, individual or individuals, association, partnership or limited liability company or corporation to which all or substantially all of the business or assets of the Borrower shall have been transferred, (b) in the case of a Borrower which is a partnership or limited liability company, any new partnership or limited liability company, as the case may be, which shall have been created by reason of the admission of any new partner (member) or partners (members) therein or the dissolution of the existing partnership (limited liability company) by the death, resignation or other withdrawal of any partner (member), and (c) in the case of a Borrower which is a corporation, any other corporation into or with which the Borrower shall have been merged, consolidated, reorganized, purchased or absorbed.

The Guaranty shall, without further reference, pass to and may be relied on and enforced by any successor or assignee of the Bank, and any transferee or subsequent holder of any of the Liabilities and the Borrower and/or the Guarantor will not assert any claims it may have against the Bank against any such assignee, successor, transferee, or any other subsequent holder. NO CLAIM MAY BE MADE BY ANY GUARANTOR AGAINST THE BANK OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF THE BANK FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR, TO THE FULLEST EXTENT PERMITTED BY LAW, FOR ANY PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM OR CAUSE OF ACTION (WHETHER BASED ON CONTRACT, TORT, STATUTORY LIABILITY, OR ANY OTHER GROUND) BASED ON, ARISING OUT OF OR RELATED TO THIS GUARANTY, THE LIABILITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NEVER TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER SUCH CLAIM NOW EXISTS OR HEREAFTER ARISES AND WHETHER OR NOT IT IS NOW KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR. This is a continuing guaranty, and is to remain in force throughout business relations between the Borrower and the Bank, and until the payment of all Liabilities of the Borrower to the Bank, whether now existing or hereafter incurred, notwithstanding the appointment of a receiver of, or the dissolution of, and/or any other change in, or with respect to the Borrower. No change, modification, waiver, or discharge, in whole or in part, of this Guaranty shall be effective unless in writing and signed by the party against whom such change, modification, waiver, or discharge is sought to be enforced. However, this Guaranty may be terminated with respect to the obligations of any of the Guarantors (but then only so far as it relates to Liabilities arising after such termination), only upon written notice to that effect delivered by such Guarantor to the Bank and receipt thereof acknowledged in writing by an officer of the Bank. In the event of termination such Guarantor and his, her or its respective executors, administrators and assigns shall nevertheless remain liable with respect to the Liabilities theretofore created or arising, and with respect to such Liabilities and any new renewals, or other liabilities arising out of the same, this instrument shall continue in full force and effect and the Bank shall have all the rights herein provided for as if no such termination had occurred; and the Guarantors, if any, who have not joined in such termination shall continue to be liable hereunder as if no such termination had been effected. In addition to all rights and remedies granted herein, the Bank shall have all of the rights of a Secured Party under the Uniform Commercial Code of the Governing State (which term as used in this Guaranty shall mean the state indicated as such below; provided, that, if no such state is indicated then Governing State shall mean the state where the Bank's office that originated the Liabilities is located). This Guaranty shall be deemed to have been made in the Governing State, the Guarantor consents to the jurisdiction of the state and federal courts of the Governing State, and the rights and liabilities of the parties shall be determined in accordance with the laws of the Governing State (excluding the laws applicable to conflicts or choice of law).

The Guarantor has made an independent investigation of the Borrower and of the financial condition of the Borrower. The Bank has not made and does not make any representations or warranties as to the income, expense, operation, finances or any other matter or thing affecting the Borrower nor has the Bank made any representation or warranties as to the amount or nature of the Liabilities of the Borrower to which this Guaranty applies as specifically herein set forth, nor has the Bank or any officer, agent or employee of the Bank or any representative thereof, made any other oral representations, agreements or commitments of any kind or nature, and the Guarantor hereby expressly acknowledges that no such representations or warranties have been made and the Guarantor expressly disclaims reliance on any such representations or warranties. It is agreed that all understandings and agreements heretofore had between the parties hereto are merged in this Guaranty, which alone, fully and completely, expresses their understanding.

The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of the principal of, interest on, or fees with respect to any of the Liabilities of the Borrower is rescinded or must otherwise be restored or returned by the Bank upon insolvency, bankruptcy or reorganization of the Borrower or the Guarantor, or otherwise, all as though such payment has not been made.

If for any reason any of the Liabilities of the Borrower have been discharged or have become irrecoverable from the Borrower by operation of law or for any other reason, the liabilities of the Guarantor under this Guaranty shall nevertheless remain in full force and effect notwithstanding such discharge or irrevocability.

EACH GUARANTOR AND THE BANK (BY ACCEPTANCE OF THIS GUARANTY) KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AND IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER INSTITUTED BY OR AGAINST THE GUARANTOR OR THE BANK IN RESPECT OF THIS GUARANTY OR ARISING OUT OF, UNDER OR IN CONNECTION WITH ANY OTHER LOAN DOCUMENTS, OR ANY COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE BANK RELATING TO THE ADMINISTRATION OF THE LIABILITIES OR ENFORCEMENT OF THIS GUARANTY OR THE LOAN DOCUMENTS, AND AGREE THAT EACH GUARANTOR AND THE BANK WILL NOT SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, THE GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN OR IN ADDITION TO, ACTUAL DAMAGES. THE GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT, IN THE EVENT OF LITIGATIONS, SEEK TO ENFORCE THE FORGOING

WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS GUARANTY AND EXTEND CREDIT TO THE BORROWER.

EACH GUARANTOR ABSOLUTELY, UNCONDITIONALLY AND IRREVOCABLY ALSO WAIVES, TO THE EXTENT THE GUARANTOR IS AN INDIVIDUAL, ANY CLAIM, RIGHT OR REMEDY, WHICH MAY ARISE BY ANY STATUTE OR OTHERWISE, WHICH THE GUARANTOR MAY NOW HAVE OR HEREAFTER ACQUIRE AGAINST THE BORROWER THAT ARISES FROM (I) THE EXECUTION OR PERFORMANCE BY THE GUARANTOR OF ITS OBLIGATIONS TO THE BANK UNDER THIS GUARANTY, INCLUDING, WITHOUT LIMITATION, ANY CLAIM, REMEDY OR RIGHT OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION, OR INDEMNIFICATION AGAINST THE BORROWER, OR (II) THE PARTICIPATION BY THE GUARANTOR IN ANY CLAIM, RIGHT OR REMEDY OF THE BANK AGAINST THE BORROWER OR IN ANY SECURITY WHICH THE BANK NOW HAS OR HEREAFTER ACQUIRES BY STATUTE, UNDER COMMON LAW OR OTHERWISE.

Each Guarantor hereby authorizes the Bank to date this Guaranty and to complete and fill in any blank spaces in this Guaranty in order to conform to terms upon which the Guaranty is provided. Each Guarantor further authorizes the Bank to execute and file one or more financing statements covering the collateral security or any part thereof and each Guarantor agrees to bear the cost of such filing(s). Upon receipt of an affidavit of an officer of the Bank as to the loss, theft, destruction or mutilation of this Guaranty or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Guaranty or other security document, each Guarantor will issue, in lieu thereof, a replacement Guaranty or other security document.

The Bank shall have the unrestricted right at any time or from time to time, and without any Guarantor's consent, to assign all or any portion of its rights and obligations hereunder to one or more banks or other financial institutions (each, an "Assignee"), and the Guarantor agrees that it shall execute, or cause to be executed, such documents, including without limitation, amendments hereto and to any other documents executed in connection herewith or pursuant hereto (collectively the "Loan Documents") as the Bank shall deem necessary to effect the foregoing. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by the Bank in connection with such assignment, and the payment by Assignee of the purchase price agreed to by the Bank, and such Assignee, such Assignee shall have all of the rights and obligations of the Bank hereunder (and under any and all other Loan Documents) to the extent that such rights and obligations have been assigned by the Bank pursuant to the assignment documentation between the Bank and such Assignee, and the Bank shall be released from its obligations hereunder and thereunder to a corresponding extent.

The Bank shall have the unrestricted right at any time and from time to time, and without the consent of, or notice to the Borrower or to the Guarantor, to grant one or more banks or other financial institutions (each, a "Participant") participating interests in the Liabilities. In the event of any such grant by the Bank of a participating interest to a Participant, whether or not upon notice to the Borrower or the Guarantor, the Bank shall remain responsible for the performance of its obligations under the Loan Documents and the Borrower and the Guarantor shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations thereunder.

The Bank may furnish any information concerning the Guarantor in its possession from time to time to prospective Assignees and Participant, provided that the Bank shall require any such prospective Assignee or Participant to agree in writing to maintain the confidentiality of such information.

(Individual Guarantor only) The Guarantor agrees that the Bank may obtain any credit, employment and income information about the Guarantor as the Bank deems necessary in connection with this Guaranty. The Bank may obtain a consumer credit report reflecting the Guarantor's personal credit history at the time of origination, modification, extension, renewal or collection of the Liabilities or at any other time deemed appropriate by the Bank. At the Guarantor's request, the Bank will disclose whether it has obtained a report and, if so, the name and address of the consumer reporting agency that provided it.

The Bank may at any time pledge or assign all or any portion of its rights under the Loan Documents to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or assignment or enforcement thereof shall release the Bank from its obligations under any of the Loan Documents.

(CONNECTICUT ONLY) COMMERCIAL TRANSACTION. EACH GUARANTOR ACKNOWLEDGES THAT THIS GUARANTY AND EACH TRANSACTION RELATED TO IT IS A "COMMERCIAL TRANSACTION" WITHIN THE MEANING OF CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED. EACH GUARANTOR HEREBY WAIVES ANY RIGHT WHICH IT MIGHT HAVE TO NOTICE AND A HEARING OR A PRIOR COURT ORDER, UNDER SAID CHAPTER 90A OR AS OTHERWISE PROVIDED UNDER ANY APPLICABLE FEDERAL OR STATE LAW, IN THE EVENT THE BANK SEEKS ANY PREJUDGMENT REMEDY IN CONNECTION WITH THIS GUARANTY.

The term "Bank" as used herein shall be deemed to include the Bank and its successors, endorsers and assigns.

Governing State:  NEW YORK

Schedule of Specific Possessory Collateral:

IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned on the _________ day of March, 2005.


IN THE PRESENCE OF:                          GUARANTOR:


                                             KSW MECHANICAL SERVICES, INC.


------------------------------------         -----------------------------------
Bank Officer/Notary                          Name:
                                             Title:
                                             (Address)



STATE OF NEW YORK, COUNTY OF       , SS:


           On the _____________ day of _______________, in the year 2005, before me the undersigned, personally appeared __________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.


                                                         ----------------------
                                                         Notary Public